UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company ad defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On December 3, 2018, the Board of Directors of World Wrestling Entertainment, Inc. (the “Company”) elected Man Jit Singh and Alan M. Wexler each as a Director of the Company.  Messrs. Singh and Wexler shall serve until the next annual meeting of the Company’s stockholders or his successor shall have been chosen and qualified.  Each of Mr. Singh and Mr. Wexler has been determined by the Board to satisfy the independence requirements of applicable New York Stock Exchange and Securities and Exchange Commission rules.

Mr. Singh, 61, was with Sony Pictures Entertainment from 2007 until March 2018, where he was most recently President, Home Entertainment, since 2014.  Prior thereto, Mr. Singh ran Sony’s Multi Screen Media subsidiary in India. Multi Screen Media operates several networks, and in his time there Mr. Singh was instrumental in moving into the sports market with the launch of television and digital sports offerings.  For more than twenty years prior to joining Sony, Mr. Singh was a senior executive in several technology, staffing, management consulting and consumer product companies.  Mr. Singh’s experience as a seasoned professional in media and, in specific, his depth of knowledge about the India subcontinent, an important geographical area in the Company’s business strategy, were key factors in the decision to elect him to the Company’s Board.

Mr. Wexler, 55, has been Chief Executive Officer of Publicis.Sapient since January 2018 and was co-CEO of Publicis.Sapient for the year prior.  Publicis.Sapient is the digital transformation platform of Publicis Groupe, a public French company which is a global leader in marketing, communication and digital transformation. Mr. Wexler has been with Sapient Corporation, which was acquired by Publicis Groupe in 2015, in several senior executive positions since 1998.  These positions included President or CEO roles of certain divisions beginning in 2012.  Prior to 1999, Mr. Wexler held senior positions in the technology sector.  Mr. Wexler’s expertise in digital technology and direct-to-consumer communications, including his very extensive understanding of the advertising industry, was a prime factor in the decision to elect him to the Company’s Board.

Messrs. Singh and Wexler will be entitled to our normal Board retainer and meeting fees for non-management Directors.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

99.1Press Release dated December 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	December 3, 2018	By:	/s/ VINCENT K. MCMAHON
Vincent K. McMahon
Chairman and Chief Executive Officer